                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                FORM 8-K/A NO. 1

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 4, 1995


                            SCHERER HEALTHCARE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




     DELAWARE                        0-10552                     59-0688813
    (STATE OF                 (COMMISSION FILE NO.)          (I.R.S. EMPLOYER
    INCORPORATION)                                           IDENTIFICATION NO.)


                        2589 PACES FERRY ROAD, SUITE 300
                             ATLANTA, GEORGIA 30339
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (770) 333-0066
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (b)  PRO FORMA FINANCIAL INFORMATION.

             The following pro forma financial statements of the Company are filed herewith:

                    Pro Forma Condensed Consolidated Balance Sheet as of
                          September 30, 1995
                    Pro Forma Condensed Consolidated Statement of Operations
                          for the Six Months Ended September 30, 1995
                    Pro Forma Condensed Consolidated Statement of Operations
                          for the Year Ended March 31, 1995
                    Notes to Pro Forma Condensed Consolidated Financial
                          Statements

                            SCHERER HEALTHCARE, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1995
                                   (UNAUDITED)

                                     ASSETS


                                                                                 PRO FORMA                    PRO FORMA
                                                         CONSOLIDATED            ADJUSTMENTS                 CONSOLIDATED
                                                         ------------           ------------                 ------------
CURRENT ASSETS
  Cash and cash equivalents                              $  1,756,000           $     44,000    (a)          $  1,800,000
  Accounts receivable                                       7,177,000                                           7,177,000
  Current maturities of notes receivable                      452,000                                             452,000
  Inventories                                               5,572,000             (2,320,000)   (b)             3,252,000
  Prepaid and other                                           373,000                150,000    (c)               523,000
                                                         ------------           ------------                 ------------

     Total current assets                                  15,330,000             (2,126,000)                  13,204,000
                                                         ------------           ------------                 ------------

PROPERTY AND EQUIPMENT                                     19,181,000             (1,869,000)   (b)            17,312,000
  Less accumulated depreciation                            (6,352,000)               673,000    (b)            (5,679,000)
                                                         ------------           ------------                 ------------
  Net property and equipment                               12,829,000             (1,196,000)                  11,633,000
                                                         ------------           ------------                 ------------

OTHER ASSETS
  Costs in excess of net assets of
     businesses acquired, net                               6,965,000                                           6,965,000
  Other investments, at cost                                  651,000                                             651,000
  Notes receivable, less current portion                      573,000                                             573,000
  Intangibles                                                 566,000                (30,000)   (b)               536,000
  Deferred taxes and other                                    329,000                                             329,000
                                                         ------------           ------------                 ------------

     Total other assets                                     9,084,000                (30,000)                   9,054,000
                                                         ------------           ------------                 ------------

TOTAL ASSETS                                             $ 37,243,000           $ (3,352,000)                $ 33,891,000
                                                         ------------           ------------                 ------------
                                                         ------------           ------------                 ------------







       See notes to pro forma condensed consolidated financial statements.

                            SCHERER HEALTHCARE, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1995
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                                                 PRO FORMA                    PRO FORMA
                                                         CONSOLIDATED            ADJUSTMENTS                 CONSOLIDATED
                                                         ------------           ------------                 ------------
CURRENT LIABILITIES
  Accounts payable                                       $  3,371,000           $ (1,153,000)   (d)          $  2,218,000
  Accrued expenses                                          4,451,000                150,000    (e)             4,601,000
  Line of credit and current maturities
     of debt obligations                                    1,483,000                (45,000)   (f)             1,438,000
  Deferred contract revenue                                   351,000                                             351,000
  Payable to affiliates                                     7,221,000             (4,800,000)   (g)             2,421,000
  Other                                                       152,000                 60,000    (h)               212,000
                                                         ------------           ------------                 ------------

    Total current liabilities                              17,029,000             (5,788,000)                  11,241,000
                                                         ------------           ------------                 ------------

LONG-TERM DEBT, net of current maturities                   4,938,000               (454,000)   (f)             4,484,000

OTHER LIABILITIES                                             358,000                                             358,000

COMMITMENTS AND CONTINGENCIES

MINORITY INTERESTS IN SUBSIDIARY
AND PARTNERSHIPS                                            1,226,000                228,000    (i)             1,454,000

STOCKHOLDERS' EQUITY                                       13,692,000              2,662,000    (j)            16,354,000
                                                         ------------           ------------                 ------------

TOTAL LIABILITIES AND STOCKHOLDERS'                       $37,243,000           $ (3,352,000)                 $33,891,000
EQUITY                                                   ------------           ------------                 ------------
                                                         ------------           ------------                 ------------







       See notes to pro forma condensed consolidated financial statements.

                            SCHERER HEALTHCARE, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
                                   (UNAUDITED)




                                                                                 PRO FORMA                    PRO FORMA
                                                         CONSOLIDATED            ADJUSTMENTS                 CONSOLIDATED
                                                         ------------           ------------                 ------------
NET SALES                                                $ 23,240,000           $ (5,344,000)   (k)          $ 17,896,000
                                                         ------------           ------------                 ------------
COSTS AND EXPENSES
  Cost of goods sold                                       15,749,000             (4,377,000)   (k)            11,372,000
  Selling, general, and administrative                      6,872,000               (747,000)   (k)             6,125,000
  Research and development                                  1,084,000                                           1,084,000
                                                         ------------           ------------                 ------------

    Total costs and expenses                               23,705,000             (5,124,000)                  18,581,000
                                                         ------------           ------------                 ------------

OPERATING LOSS                                               (465,000)              (220,000)                    (685,000)

OTHER INCOME (EXPENSE), net                                  (310,000)               222,000    (l)               (88,000)
                                                         ------------           ------------                 ------------

INCOME (LOSS) BEFORE MINORITY INTEREST
  AND INCOME TAXES                                           (775,000)                 2,000                     (773,000)

MINORITY INTEREST IN NET LOSS OF
  SUBSIDIARY AND PARTNERSHIPS                                  36,000                                              36,000
                                                         ------------           ------------                 ------------

INCOME (LOSS) BEFORE INCOME TAXES                            (739,000)                 2,000                     (737,000)

PROVISION FOR INCOME TAXES                                    (55,000)                                            (55,000)
                                                         ------------           ------------                 ------------

NET INCOME (LOSS)                                        $   (794,000)          $      2,000                 $   (792,000)
                                                         ------------           ------------                 ------------
                                                         ------------           ------------                 ------------

NET LOSS PER COMMON SHARE                                $      (0.19)          $        --                  $      (0.19)
                                                         ------------           ------------                 ------------
                                                         ------------           ------------                 ------------

WEIGHTED AVERAGE SHARES OUTSTANDING                         4,269,445                                           4,269,445
                                                         ------------                                        ------------
                                                         ------------                                        ------------







       See notes to pro forma condensed consolidated financial statements.

                            SCHERER HEALTHCARE, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 1995
                                   (UNAUDITED)



                                                                                 PRO FORMA                    PRO FORMA
                                                         CONSOLIDATED            ADJUSTMENTS                 CONSOLIDATED
                                                         ------------           ------------                 ------------
NET SALES                                                $ 43,602,000           $ (9,866,000)   (k)          $ 33,736,000
                                                         ------------           ------------                 ------------
COSTS AND EXPENSES
  Cost of goods sold                                       32,009,000             (9,069,000)   (k)            22,940,000
  Selling, general, and administrative                     14,810,000             (1,347,000)   (k)            13,463,000
  Research and development                                  2,857,000                                           2,857,000
  Nonrecurring charges                                      4,874,000                                           4,874,000
                                                         ------------           ------------                 ------------

    Total costs and expenses                               54,550,000            (10,416,000)                  44,134,000
                                                         ------------           ------------                 ------------

OPERATING INCOME (LOSS)                                   (10,948,000)               550,000                  (10,398,000)

OTHER INCOME (EXPENSE), net                                (1,347,000)               480,000    (l)              (867,000)
                                                         ------------           ------------                 ------------
INCOME (LOSS) BEFORE MINORITY INTEREST
  AND INCOME TAXES                                        (12,295,000)             1,030,000                  (11,265,000)

MINORITY INTEREST IN NET LOSS OF
  SUBSIDIARY AND PARTNERSHIPS                               1,927,000                                           1,927,000
                                                         ------------           ------------                 ------------

INCOME (LOSS) BEFORE INCOME TAXES                         (10,368,000)             1,030,000                   (9,338,000)

BENEFIT FOR INCOME TAXES                                      197,000                                             197,000
                                                         ------------           ------------                 ------------

NET INCOME (LOSS)                                        $(10,171,000)          $  1,030,000                 $ (9,141,000)
                                                         ------------           ------------                 ------------
                                                         ------------           ------------                 ------------

NET INCOME (LOSS) PER COMMON SHARE                       $      (2.39)          $       0.24                 $      (2.15)
                                                         ------------           ------------                 ------------
                                                         ------------           ------------                 ------------

WEIGHTED AVERAGE SHARES OUTSTANDING                         4,255,264                                           4,255,264
                                                         ------------                                        ------------
                                                         ------------                                        ------------







       See notes to pro forma condensed consolidated financial statements.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.

The following pro forma condensed consolidated balance sheet as of September 30, 1995, and the pro forma condensed consolidated statements of operations for the six months ended September 30, 1995 and for the year ended March 31, 1995 give effect to the sale of certain assets of Scherer Healthcare, Ltd. (doing business as Custom Medical Products ("Custom Medical")) to Cordis Medical Products, Inc. ("Cordis Medical"), a wholly-owned subsidiary of Cordis Corporation. The assets sold to Cordis Medical were those used in connection with Custom Medical's business of packing and distributing medical supplies for surgical procedures and providing nonwoven medical drapes, gowns and accessory items to hospitals and other health care providers (the "Medical Business"). Additionally, Cordis Medical agreed to assume all accounts payable related to the Medical Business and certain other specifically identified liabilities including the mortgage on Custom Medical's facility located in Asheville, North Carolina.

The pro forma adjustments related to the pro forma condensed consolidated balance sheet assume a transaction date of September 30, 1995, and the pro forma adjustments to the pro forma condensed consolidated statements of operations for the six months ended September 30, 1995 and for the year ended March 31, 1995 assume a transaction date of April 1, 1994. The effective date of the transaction was October 4, 1995.

These pro forma financial statements are not necessarily indicative of the results that actually would have occurred if the transaction had been in effect as of and for the periods presented or what may be achieved in the future.

NOTE 2.

Explanatory notes to the pro forma adjustments.

  (a) Net cash from the transaction after $4,800,000 debt repayment of affiliate loans.
  (b) Reflects the net book value of the assets related to the Medical Business sold to Cordis Medical.
  (c) Represents $150,000 of the purchase price placed in escrow as a source of payment for certain adjustments to the purchase price. The funds held in escrow will be distributed on or about January 2, 1996.
  (d)  Reflects liabilities assumed by Cordis Medical.
  (e)  Reflects accrual of estimated costs associated with the transaction.
  (f) Reflects pay-off of the mortgage obligation on the Asheville plant ($458,000) and a loan from Scherer Capital L.L.C. for the land underlying the Asheville plant ($40,000), both amounts were paid at closing.
  (g) Reflects the use of cash proceeds from the sale to repay $4,800,000 of loans from affiliated companies.
  (h)  Estimated income tax effect from the transaction.

  (i) Reflects minority interest in partnership after the effects of the transaction.
  (j) Estimated impact to stockholders' equity from the transaction, including estimated gain from sale of $2,950,000.
  (k) Reflects elimination of operations related to the Medical Business for the six months ended September 30, 1995 and for the year ended March 31, 1995.
  (l) Reflects interest expense associated with the repayment of $4,800,000 of loans from affiliated companies assuming a sale date of April 1, 1994 for the six months ended September 30, 1995 and for the year ended March 31, 1995.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                        SCHERER HEALTHCARE, INC.



Date: December 18, 1995                 By: /s/ Robert P. Scherer, Jr.
                                            --------------------------
                                            Robert P. Scherer, Jr.
                                            Chairman and Chief Executive Officer